John Hancock Strategic Growth Fund

SUMMARY PROSPECTUS 7-1-14

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the Statement of Additional Information and most recent reports, online at jhinvestments.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 800-225-5291 or by sending an email request to info@jhinvestments.com. The fund's prospectus and Statement of Additional Information, both dated 7-1-14, and most recent financial highlights information included in the shareholder report, dated 3-31-14, are incorporated by reference into this summary prospectus.

Class A: JSGAX

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the John Hancock family of funds. More information about these and other discounts is available from your financial representative and on pages 14 to 16 of the prospectus under "Sales charge reductions and waivers" or pages 91 to 95 of the fund's statement of additional information under "Initial Sales Charge on Class A and Class T Shares."

Shareholder fees (fees paid directly from your investment)	Class A
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00%
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00% (on certain purchases, including those of $1 million or more)
Small account fee (for fund account balances under $1,000)	$20

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Class A
Management fee	0.70
Distribution and service (Rule 12b-1) fees	0.30
Other expenses	0.51
Total annual fund operating expenses	1.51
Contractual expense reimbursement [1]	–0.21
Total annual fund operating expenses after expense reimbursements	1.30
[1]

To the extent that expenses of Class A shares exceed 1.30% of average annual net assets (on an annualized basis) attributable to Class A shares (Expense Limitation), the advisor contractually agrees to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which expenses of the share class exceed the Expense Limitation. Expenses means all fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) acquired fund fees and expenses paid indirectly, (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and (f) short dividend expense. The Expense Limitation expires on June 30, 2015, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment in the fund for the time periods indicated assuming you redeem all of your shares at the end of those periods. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class A
1 year	626
3 years	934
5 years	1,264
10 years	2,194

John Hancock Strategic Growth Fund

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance. During its most recent fiscal year, the fund's portfolio turnover rate was 91% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies and up to 20% of its total assets in equity securities of foreign issuers through American Depositary Receipts (ADRs) and similar investments.

The fund invests principally in equity securities of large-capitalization companies, which the subadvisor defines as companies with market capitalizations within the range of the Russell 1000 Index. The market capitalization range of the Russell 1000 Index was approximately $2.2 billion to $545.3 billion, as of May 31, 2014, and is expected to change frequently. Furthermore, the fund may engage in derivative transactions that include futures contracts or options, in each case for the purposes of reducing risk and/or enhancing investment returns.

The fund focuses on companies whose earnings growth rate and sustainability are underestimated by market consensus. The subadvisor's investment process utilizes a combination of quantitative and qualitative bottom-up fundamental analysis to identify those companies with underappreciated prospects for robust and sustainable growth in earnings and revenues. The subadvisor employs a five-step mosaic research approach which encompasses industry group analysis, company history and financial analysis, earnings growth sustainability analysis, fundamental catalyst assessment, and consensus estimate comparisons. Each company within the fund's portfolio goes through a rigorous reward-to-risk analysis based on the subadvisor's independent earnings estimate and a clearly articulated investment thesis. As part of the ongoing reward-to-risk analysis, the subadvisor devotes a substantial portion of its research efforts to monitoring existing portfolio holdings in an effort to continuously challenge and reaffirm each thesis. The fund may invest in any sector, and at times may emphasize one or more particular sectors. The fund sells a company's securities when the subadvisor sees deterioration in fundamentals that leads it to become suspicious of the company's prospective growth profile or the profitability potential of its business model, as this often leads to lower valuation potential. The fund may also sell or trim a position when it needs to raise money to fund the purchase of what the subadvisor believes is a better investment opportunity or when the forecast timeframe for a stock's full valuation is extended beyond the subadvisor's expectations.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund's shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund's performance.

Instability in the financial markets has led many governments, including the U.S. government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state, and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund's ability to achieve its investment objective. In addition, political events within the United States and abroad, including the U.S. government's ongoing difficulty agreeing on a long-term budget and deficit reduction plan and uncertainty surrounding sovereign debt of European Union members, could negatively impact financial markets and the fund's performance. Further, certain municipalities of the United States and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly detract from the fund's performance.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation, and performance of the fund's portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund's main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6 of the prospectus.

Active management risk. The subadvisor's investment strategy may fail to produce the intended result.

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of a fund's securities may be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

Economic and market events risk. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

Equity securities risk. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Foreign securities risk. As compared to U.S. corporate and government issuers, there may be less publicly available information relating to foreign corporate and government issuers. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions that the fund intends to utilize and the main risks associated with each of them:

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

High portfolio turnover risk. Actively trading securities can increase transaction costs (thus lowering performance) and taxable distributions.

Issuer risk. An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Large company risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or mid-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund's investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company's securities. Market capitalizations of companies change over time.

Liquidity risk. Exposure exists when trading volume, lack of a market maker, or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Sector risk. Because the fund may, from time to time, focus on one or more sectors of the economy, at such times its performance will depend in large part on the performance of those sectors. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. As a result, at such times, the value of your investment may fluctuate more widely than it would in a fund that is invested across sectors.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund's returns and provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly, and quarterly, and may be obtained at our website, jhinvestments.com/FundPerformance, or by calling 800-225-5291, Monday–Thursday between 8:00 A.M. and 7:00 P.M., and on Friday, between 8:00 A.M. and 6:00 P.M., Eastern time.

Calendar year total returns. These do not include sales charges and would have been lower if they did.

Average annual total returns. Performance of a broad-based market index is included for comparison.

After-tax returns. These reflect the highest individual federal marginal income-tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k), or other tax-advantaged investment plan.

Calendar year total returns—Class A (%)

Year-to-date total return. The fund's total return for the three months ended March 31, 2014, was 0.39%.

Best quarter: Q1 '12, 18.79%

Worst quarter: Q2 '12, –5.77%

John Hancock Strategic Growth Fund

Average annual total returns (%)	1 year	Inception
As of 12-31-13		12-19-11
Class A before tax	29.90	22.94
After tax on distributions	28.39	22.21
After tax on distributions, with sale	17.34	17.68
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	33.48	25.08

Investment management

Investment advisor John Hancock Advisers, LLC
Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

David Chow, CFA Managing Director and Portfolio Manager Managed fund since inception	Curtis Ifill, CFA Director and Senior Investment Analyst Managed fund since inception	W. Shannon Reid, CFA Senior Managing Director and Senior Portfolio Manager Managed fund since inception
Jay Zelko Managing Director and Portfolio Manager Managed fund since inception

Purchase and sale of fund shares

The minimum initial investment requirement for Class A shares of the fund is $1,000, except for group investments, which is $250. There are no subsequent investment requirements. You may redeem shares of the fund on any business day through our website: jhinvestments.com; by mail: John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or by telephone: 800-225-5291.

Taxes

The fund's distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner, or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

© 2014 JOHN HANCOCK FUNDS, LLC 3930SP 7-1-14 SEC file number: 811-21777